UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2002

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-90937	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6533 Flying Cloud Drive Eden Prairie Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 941-9470

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Exhibits.

Ex. 99.1                                                         Statement by each of Gary R. Holland, Chief Executive Officer, and Paul W.B. Stephenson, Chief Financial Officer, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure

                On August 14, 2002, Fargo Electronics, Inc. filed its quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission.  In connection with the filing of the Form 10-Q, Gary R. Holland, the President and Chief Executive Officer of Fargo and Paul W.B. Stephenson, the Chief Financial Officer of Fargo, submitted written statements to the Securities and Exchange Commission as required by 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                A copy of the statements is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

                In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

By:	/s/ Gary R. Holland
Gary R. Holland
Chairman of the Board, President and
Chief Executive Officer

Dated:   August 14, 2002

FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1

Statement by each of Gary R. Holland, Chief Executive Officer, and Paul W.B. Stephenson, Chief Financial Officer, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Filed herewith